                            GOLF TRAINING SYSTEMS,INC.
                          3400 Corporate Way, Suite G
                            Duluth, Georgia  30136
                                (770) 623-6400
                            ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 24, 1997

                             ----------------------

To the Shareholders of Golf Training Systems, Inc.:

          The Annual Meeting of Shareholders (the "Annual Meeting") of Golf Training Systems, Inc. (the "Company") will be held at the Northeast Atlanta Hilton, 5993 Peachtree Industrial Blvd., Norcross, Georgia 30092 on Monday, November 24, 1997 at 9:00 a.m., for the purpose of acting upon the following matters:

     1. Election of Directors.  To elect six Directors to the Board of Directors
        ---------------------
        to serve until the next Annual Meeting of Shareholders in 1997
        (Proposal 1).


     2. Other Business.  To consider such other business as may properly come
        --------------
        before the Annual Meeting or any adjournments thereof.

     The Board of Directors has set October 10, 1997 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS CAREFULLY READ THE PROPOSAL AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

YOUR PROXY IS IMPORTANT. WHETHER OR NOT A SHAREHOLDER PLANS TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MARKING THE PROPOSAL, SIGNING AND MAILING THE PROXY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN ON THE MATTER AT THE ANNUAL MEETING.

                              By Order of the Board of Directors


                              Daniel A. Gordon
                              Chief Executive Officer

                          GOLF TRAINING SYSTEMS, INC.

                            -----------------------

                                PROXY STATEMENT
                        Annual Meeting of Shareholders
                         To Be Held November 24, 1997



                         PROXY SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Proxies from the shareholders of Golf Training Systems, Inc. (the "Company") for use at the Annual Meeting of Shareholders
(the "Annual Meeting").

     The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his shares voted by Proxy, even if he attends the Annual Meeting. Any Proxy may be revoked by the person giving it at any time before its exercise, by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise, will be voted in the manner specified therein.
If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of the Proposal described below and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

Record Date and Outstanding Shares

     The Board of Directors has set October 10, 1997 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 3,720,886 shares of common stock of the Company issued and outstanding.

Quorum and Voting Rights

     A quorum for the transaction of business at the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by Proxy.

     Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting. The Proposal to be voted on at the Annual Meeting requires the affirmative vote of a plurality of the shares of common stock of the Company present in person or represented by Proxy.

Solicitation of Proxies

     In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit Proxies in favor of the Proposal, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.



               [Remainder of this page intentionally left blank.]

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

General

     The members of the Board of Directors of the Company are elected by the shareholders. The number of Directors is determined by resolution of the Board of Directors. The Board of Directors has, by resolution, fixed the number of Directors at six. The Annual Meeting is being held to elect seven Directors of the Company to serve until the next Annual Meeting of Shareholders in 1998 or until the successor of such Directors have been elected and qualified.

     It is intended that each Proxy solicited on behalf of the Board of Directors will be voted only for the election of the designated nominees. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve, but if that should occur before the Annual Meeting, it is intended that the Proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

     The Board of Directors of the Company presently consists of the seven members, six of whom are the nominees for election as named below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT AS DIRECTORS THE PERSONS NAMED BELOW.

Nominees

     The following sets forth the name, age and principal occupation of each nominee for election as a Director and the period during which he has previously served as a Director.

     Wayne C. McDonald, age 49, has been Chairman of the Board since the Company's inception in June 1991 and was Chief Executive Officer of the Company until February 1997. Mr. McDonald was president, chief executive officer and a director of Cornerstone Products, Inc., a company that developed and marketed point-of-sale products and programs in the sports industry since 1986. Cornerstone Products, Inc. managed programs for the National Basketball Association, Major League Baseball International, the National Hockey League, the Indianapolis Motor Speedway, the Brickyard 400 and the United States Olympic Committee.

     Daniel A. Gordon, age 58, has been a Director of the Company since June 1996 and became the Chief Executive Officer in February 1997. Mr. Gordon has been the owner/principal since 1992 of Corporate Growth Services, which provides consulting support services to business in the early stages of development. Mr. Gordon has also been chairman of the board of directors since 1993 of New Paradigm Software Corp., a publicly held developer of computer systems integration software. From 1989 to 1992, Mr. Gordon served as president of Coin Banking Systems, Inc., which had been the banking system division of Coin Financial Systems, Inc., a financial software company. Mr. Gordon served as chairman and chief executive officer of Coin Financial Systems, Inc. from 1984 to 1989.

     George P. Lee, III, age 39, has been President and Chief Operating Officer of the Company since July 1993, has been a Director of the Company since its inception in June 1991, and from its inception to July 1993 was the Company's Vice President-Operations. From November 1990 to June 1991, Mr. Lee was self-employed in the construction business. From 1979 to November 1990, Mr. Lee held various positions with P.R. Orton, Inc., a general contractor and developer, including vice president and general manager.

     Nicholas J. Aquilino, age 59, has been a Director of the Company since the Company's inception in June 1991 and has been Secretary of the Company since August 1994. Mr. Aquilino was a partner of Aquilino & Welsh, patent counsel to the Company, from 1967 to January 1993, when he became Of Counsel to such law firm.

     Thomas W. Tripp, age 44, was elected by the Board of Directors as a Director of the Company in October 1996 to fill a vacancy on the Board. Mr. Tripp is the owner and principal of Tripp & Associates, P.C. He was Chief Financial Officer of the Company from April 1995 to February 1996 on a part-time basis. Mr. Tripp has also been a financial officer of several other public and non-public companies since June 1991, providing these services on a part-time basis. Prior to June 1991, Mr. Tripp was a senior manager with Ernst & Young.

     Richard E. White, age 45, has been a Director of the Company since August 1994. Mr. White became general manager of Subsidiary Brands of Nike, Inc. in July 1997. Previously, Mr. White was a founder and has been chief executive officer of Strategic Merchandising Associates, a sports industry consulting firm, since April 1994. Mr. White was president of Major League Baseball Properties, the licensing, marketing and publishing arm of Major League Baseball, from 1988 to April 1994.

Meetings of the Board of Directors

     The Board of Directors of the Company had four meetings during the 1997 fiscal year.

Executive Compensation
----------------------

     The following table sets forth a summary of the compensation paid to or accrued on behalf of the chief executive officer and the other executive officer of the Company whose aggregate compensation exceeded $100,000 for services rendered during fiscal years ended June 30, 1997 and June 30, 1996. No other executive officer of the Company received compensation in excess of $100,000 during the fiscal years ended June 30, 1997 and June 30, 1996.

                           Summary Compensation Table

                                                                         Long Term
                                                                        Compensation
                                         Annual Compensation               Awards
                               ---------------------------------------  ------------
                                                                        Securities
Name and                                              Other Annual      Underlying    All Other
Principal              Fiscal                         Compensation        Options    Compensation
Position                Year   Salary ($)  Bonus ($)     ($)(1)             (#)           ($)
---------------------  ------  ---------   --------   ---------------   ----------   -------------

Wayne C. McDonald        1997   $102,000          0              0          10,000               0
Chairman and Chief       1996   $102,000          0              0          10,000               0
Executive Officer

George P. Lee, III       1997   $102,000          0              0          10,000               0
President and Chief      1996   $102,000          0              0          10,000               0
Operating Officer

(1) Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.


          The following table sets forth certain information regarding the grant of stock options in the 1997 fiscal year to the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

                       Option Grants in Last Fiscal Year

                               Individual Grants

                                                                      Exercise
                     Number of Securities    % of Total Options        or Base
                      Underlying Options     Granted to Employees      Price
Table                    Granted (#)            in Fiscal Year         ($/Sh)     Expiration Date
-----                 -------------------    ---------------------   -----------  ---------------
Wayne C. McDonald        10,000                      7%                  1.69      November 24, 2006

George P. Lee, III       10,000                      7%                  1.69      November 24, 2006



          The following table sets forth certain information regarding the exercise of stock options in the 1997 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values



                                                              Number of
                                                              Securities       Value of
                                                              Underlying     Unexercised
                                                             Unexercised     In-the-Money
                                                              Options at       Options
                                                              FY-End (#)    at FY-End ($)

                      Shares Acquired   Value Realized       Exercisable/    Exercisable/
        Name          on Exercise (#)          ($)          Unexercisable   Unexercisable

------------------------------------------------------------------------------------------

Wayne C. McDonald          0                   0             24,000/6,000          0
George P. Lee, III         0                   0             24,000/6,000          0


Employment Agreements
---------------------

          In October 1997, the Company approved an extension to the employment agreements, which had expired, with Wayne C. McDonald, the Chairman of the Company, and with George P. Lee, III, the President and Chief Operating Officer of the Company. Each agreement has been extended for an initial term of two years which annually renews for an additional one year and provides for a base salary $102,000 per annum during the term of the agreement.

Director Compensation
---------------------

          Directors are reimbursed for expenses actually incurred in connection with each meeting of the Board of Directors or any committee thereof attended.

Stock Option Plan and Director Stock Options
--------------------------------------------

          The Company's Stock Option Plan covers 600,000 shares of the Company's common stock pursuant to which employees, officers and Directors of, and consultants or advisors to, the Company and any subsidiary corporation are eligible to receive incentive stock options and/or non-qualified stock options. The Stock Option Plan, which expires in September 2004, is administered by the Board of Directors or the Compensation Committee of the Board of Directors. The purposes of the Plan are to insure the retention of existing executive personnel, key employees, Directors, consultants and advisors and to provide additional incentive by permitting such individuals to participate in the ownership of the Company. The Company has issued 494,000 stock options, in the aggregate, to 20 recipients as of the record date.

          The provisions of the Stock Option Plan provide for the automatic grant of stock options to purchase shares of common stock (the "Director options") to Directors of the Company who are not employees or principal stockholders of the Company ("Eligible Directors"). On December 31, 1994, each Eligible Director received a Director option to purchase 10,000 shares of common stock. Future Eligible Directors of the Company are entitled to be granted a Director option to purchase 10,000 shares of common stock on the date that such person is first elected or appointed a Director ("Initial Director option"). Further, commencing on the day immediately following the date of the Annual Meeting of Shareholders for the Company's fiscal year ending June 30, 1995, each Eligible Director is entitled to be granted a Director option to purchase 5,000 shares of common stock ("Automatic Grant"), other than Eligible Directors who receive an Initial Director option since the last Automatic Grant, on the day immediately following the date of each Annual Meeting of Shareholders thereafter, as long as each Eligible Director is a member of the Board of Directors. The exercise price for each share subject to a Director option shall be equal to the fair market value of the common stock on the date of grant. Director options are exercisable in four equal annual installments commencing one year from the date the option is granted and will expire the earlier of ten years from the date of grant or 90 days after the termination of the Director's service on the Board of Directors. Presently, Eligible Directors for Director options are Messrs. Aquilino, Smith, Tripp and White.

Compliance with Section 16(a) of the Securities and Exchange Act of 1934.
------------------------------------------------------------------------

          Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and Directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and 10% or more stockholders are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

          To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 1997, all Directors, officers or 10% shareholders complied with all Section 16(a) filing requirements.

                            PRINCIPAL SHAREHOLDERS
                            ----------------------

          The following table sets forth certain information regarding the shares of the Company's common stock owned as of the record date (i) by each person who beneficially owns more than 5% of the shares of the Company's common stock, (ii) by each of the Company's Directors, and (iii) by all Directors and executive officers of the Company as a group.


                                       Number of     Percentage
Name of Beneficial Owner(1)            Shares(2)    Ownership(2)
------------------------------------  ------------  -------------

Wayne C. McDonald                       147,701(3)         3.9%
Chairman
Daniel A. Gordon                        210,000(4)         5.3
Chief Executive Officer
and Director
George P. Lee, III                      155,701(5)         4.1
President, Chief Operating Officer
and Director
Nicholas J. Aquilino                     52,862(6)         1.4
Director
Parker Smith                             36,586(7)         *
Director(7)
Thomas W. Tripp                          25,611(8)         *
Director
Richard E. White                         20,000(9)         *
Director
All directors and executive             648,461           15.9
officers as a group
(7  persons)
------------------------

*Less than 1%

(1) Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been furnished by the respective persons listed in the above table. Except as otherwise indicated, the address of each beneficial owner is 3400 Corporate Way, Suite G, Duluth, Georgia 30136.

(2) Based on 3,720,886 shares outstanding as of the record date, and shares underlying outstanding options or warrants exercisable within 60 days of such date are deemed to be outstanding for purposes of calculating the percentage owned by holder.

(3)  Includes 24,000 shares issuable upon exercise of outstanding stock options.

(4) Includes 200,000 shares issuable upon exercise of outstanding stock options and 10,000 shares issuable upon exercise of outstanding Director options.

(5) Includes 24,000 shares issuable upon exercise of outstanding stock options and 1,000 shares issuable upon exercise of outstanding warrants.

(6) Includes 20,000 shares issuable upon exercise of outstanding Director options.

(7) Consists of 16,586 shares issuable upon exercise of outstanding warrants held by Golf Products International, Inc., of which Mr. Smith is a principal stockholder and president and 20,000 shares issuable upon exercise of outstanding Director options. Mr. Smith is currently a Director but is not a nominee for re-election as a Director.

(8) Includes of 8,000 shares issuable upon exercise of outstanding stock options and 10,000 shares issuable upon exercise of outstanding Director options.

(9) Consists of 20,000 shares issuable upon exercise of outstanding Director options.



               [Remainder of this page intentionally left blank.]

                             SHAREHOLDER PROPOSAL

     Any shareholder proposal intended for inclusion in the Company's Proxy Statement for the 1998 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than June 30, 1998.


                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposal referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.


                                 ANNUAL REPORT

     Copies of the 1997 Annual Report are being mailed to all shareholders together with this Proxy Statement.

PROXY
                          GOLF TRAINING SYSTEMS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder hereby appoints Daniel A. Gordon and Thomas W. Tripp, each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated below, all the shares of common stock of Golf Training Systems, Inc. (the "Company"), held of record by the undersigned on October 10, 1997, at the Annual Meeting of the Shareholders (the "Annual Meeting") to be held on November 24, 1997, or any adjournments thereof.

PROPOSAL 1. To elect six (6) Directors to the Board of Directors to serve until the next Annual Meeting of Shareholders in 1998 or until the successors of such Directors have been elected and qualified.

Nominees: Nicholas J. Aquilino, Daniel A. Gordon, George P. Lee, III, Wayne C.
          McDonald, Thomas W. Tripp and Richard E. White


Check         [ ]    FOR Nominees listed above                  [ ]  WITHHOLD Authority to vote for all
-----                (except as marked to the contrary below)        Nominees listed above
One Box
-------

Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the following space provided:
                                                    --------------------------

-------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting.

        This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. Unless otherwise specified, this Proxy will be voted "For" the Proposals and in the discretion of the persons named as Proxies on all other matters which may properly come before the Annual Meeting or any adjournments thereof.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                ------------------------------------------------
                                            Signature

                                ------------------------------------------------
                                            (Signature if held jointly)


                                       DATED:                 , 1997
                                             -----------------
                                       PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       PROXY PROMPTLY USING THE ENCLOSED
                                       ENVELOPE